Other receivables and other payables	12 Months Ended
Dec. 31, 2024
Other receivables and other payables [Abstract]
Other receivables and other payables	22. Other receivables and other payables

Significant accounting judgements and estimates
Expected future cash flows used to determine the carrying value of the other payables (namely the Rustenburg operation deferred payment, right of recovery payable, Marikana dividend obligation and contingent consideration), the right of recovery receivable and the fair value of hedge instruments are inherently uncertain and could materially change over time. The expected future cash flows are significantly affected by a number of factors including reserves and production estimates, together with economic factors such as the expected commodity price, currency exchange rates, and estimates of production costs, future capital expenditure and discount rates.
Accounting policy
Financial instruments included in other receivables are categorised as financial assets measured at amortised cost and those included in other payables are categorised as other financial liabilities as applicable. These assets and liabilities are initially recognised at fair value.
Subsequent to initial recognition, financial instruments included in other receivables and other payables are measured at amortised cost, except where fair value through profit or loss measurement is appropriate. Contingent consideration, the metals borrowings liability and derivative financial instruments are measured at fair value through profit or loss.
Reimbursements, such as rehabilitation reimbursements from other parties are not financial instruments, and are recognised as a separate asset where recovery is virtually certain. The amount recognised is limited to the amount of the relevant rehabilitation provision. If the party that will make the reimbursement cannot be identified, then the reimbursement is generally not virtually certain and cannot be recognised.
If the only uncertainty regarding the recovery relates to the amount of the recovery, the reimbursement amount often qualifies to be recognised as an asset.
Other receivables and payables that do not arise from contractual rights and obligations, such as receivables on rates and taxes, are recognised and measured at the amount expected to be received or paid.

22.1 Other receivables

Figures in million – SA rand	2024	2023	2022
Right of recovery receivable	—	—	275
Rates and taxes receivable	94	74	93
Pre-paid royalties	296	310	322
Palladium hedge derivative asset	—	—	50
Other	257	165	139
Total other receivables	647	549	879
Reconciliation of the non-current and current portion of the other receivables:
Other receivables	647	549	879
Current portion of other receivables	(156)	(26)	(81)
Non-current portion of other receivables	491	523	798
22.2 Other payables

Figures in million – SA rand	2024	2023	2022
Deferred payment (Rustenburg operation acquisition)	—	—	3,518
Contingent consideration (Kroondal acquisition)	—	1,570	—
Right of recovery payable	—	—	34
Deferred/contingent consideration (Pandora acquisition)	—	44	128
Marikana dividend obligation	730	1,626	2,129
Keliber dividend obligation	388	1,147	—
Metals borrowings liability	855	—	—
NCI put liability	109	—	—
Gold and zinc hedge derivative liability	494	173	—
Other	873	862	582
Total other payables	3,449	5,422	6,391
Reconciliation of the non-current and current portion of the other receivables:
Other payables	3,449	5,422	6,391
Current portion of other payables	(1,634)	(2,015)	(3,891)
Non-current portion of other payables	1,815	3,407	2,500
Right of recovery receivable and payable
Based on the Kroondal PSA with Anglo American Platinum Limited, Kroondal held a contractual right to recover 50% of the rehabilitation obligation relating to environmental rehabilitation resulting from PSA operations from RPM, where this rehabilitation relates to property owned by the Kroondal operation. Likewise RPM held a contractual right to recover 50% of the rehabilitation obligation relating to environmental rehabilitation resulting from the PSA operations from Kroondal Operations, where the rehabilitation relates to property owned by RPM. On 1 November 2023, the Group (through SRPM) acquired RPM's 50% of the PSA (see note 19), which included RPM's respective right of recovery receivable and payable. As a result, the right of recovery receivable and payable eliminates on consolidation following the Kroondal acquisition.
Deferred payment (Rustenburg operation acquisition)
The purchase consideration in the Rustenburg operation transaction included a deferred payment, calculated as being equal to 35% of the distributable free cash flow generated by the Rustenburg operation over a six year (1 January 2017 to 31 December 2022) period from inception (latest of the transaction closing or 1 January 2017), subject to a minimum payment of R3.0 billion. The deferred payment liability at 31 December 2022 was calculated based on the actual distributable free cash flow of the Rustenburg operation for the year ended 31
December 2022. For prior periods, the deferred payment liability was calculated using estimated cash flow models that used several key assumptions, including estimates of future sales volumes, PGM prices, operating costs and capital expenditure. The liability was settled on
30 March 2023.
The deferred payment movement for the year is as follows:

Figures in million – SA rand	Notes	2024	2023	2022
Balance at the beginning of the year		—	3,518	6,920
Interest charge	5.2	—	85	266
Payment of deferred payment		—	(3,607)	(4,441)
Loss on revised estimated cash flows	7	—	4	773
Balance at end of the year		—	—	3,518
Contingent consideration (Kroondal acquisition)
The Group (through SRPM) assumed full ownership of Kroondal on 1 November 2023 (effective date) by acquiring RPM's 50% in the
Kroondal PSA. The Group agreed to pay RPM a contingent consideration based on a percentage of the cumulative pre-tax cash flows of the Kroondal PSA until a total of 1,350,000 4E ounces (on a 100% basis) was delivered to RPM (agreed PSA ounces). At the effective date, approximately 204,517 4E ounces were still outstanding in terms of the Kroondal PSA and continued to be delivered under the terms of the
PoC arrangement. The percentage was determined based on a sliding scale/specific ranges of the PGM basket price included in the sale agreement. The Group would not make any payment to RPM if the cumulative pre-tax cash flows of the Kroondal PSA was negative. The remaining ounces were delivered during 2024 and resulted in the Group settling this portion of the contingent consideration amounting to cash payments of R292 million. The Group also agreed to pay RPM an amount equal to 50%of the amount receivable from RPM at the end of the final measurement period in respect of the agreed PSA ounces (agreed PSA ounces receivable). The Group determined the contingent consideration at the effective date as 50% of the agreed PSA ounces receivable. RPM withheld 50% of each payment of the agreed PSA ounces receivable until the payment of R882 million was paid in full. This payment is a non-cash transaction for the Group, as the contingent consideration was offset with the 50% of the PSA ounces.
The Kroondal contingent consideration movement for the year is as follows:

Figures in million – SA rand	Note	2024	2023	2022
Balance at the beginning of the year		1,570	—	—
Contingent consideration on acquisition of subsidiary		—	1,433	—
Payment made		(1,174)	—	—
(Gain)/loss on revised estimated cash flows[1]	7	(396)	137	—
Balance at end of the year		—	1,570	—
1The total net (gain)/loss is made up of the fair value movement recognised on the contingent consideration in respect of the delivery of the agreed PSA ounces (gain of
R8 million (2023: R33 million)) and the agreed PSA ounces receivable (gain of R388 million (2023: loss of R170 million))
Deferred/contingent consideration (Pandora acquisition)
The Lonmin group acquired the remaining 50% stake in Pandora Joint Venture in 2017. The purchase price included a deferred and contingent consideration element. The deferred payment element represented a minimum consideration of R400 million, which was settled through a cash payment based on 20% of the distributable free cash flows generated from the Pandora E3 operations on an annual basis for a period of 6 years, ended on 30 November 2023. The fair value of the deferred consideration at acquisition of Lonmin by the Group was determined using the present value of the future cash flows at a discount rate of 12.5%. The contingent consideration element was based on the extent to which 20% of the distributable free cash flows exceeded R400 million. This element was valued at R44 million at 31
December 2023 (2022: R13 million). The distributable free cash flow was derived from forecast cash flow models. These models used several key assumptions, including estimates of future sales volumes, PGM prices, operating costs and capital expenditure. The Group settled the remaining R44 million liability on 1 February 2024.
The Pandora deferred consideration movement for the year is as follows:

Figures in million – SA rand	Note	2024	2023	2022
Balance at the beginning of the year		44	128	400
Interest charge	5.2	—	3	18
Loss/(gain) on revised estimated cash flows		—	39	(112)
Payment made		(44)	(126)	(178)
Balance at end of the year		—	44	128
Marikana dividend obligation
The Marikana dividend obligation relates to amounts payable to external shareholders through an intermediate company holding structure. The obligation is classified as a financial liability measured at amortised cost. At year end, the dividend obligation was measured applying the same assumptions as set out in note 6.5, except for the discount rates of 11.64% (EPL) and 11.71% (WPL), which remains consistent over the life of the obligation (see note 6.5 for additional detail regarding the Marikana B-BBEE transaction).
The following table summarises the changes in the Marikana dividend obligation:

Figures in million – SA rand	Notes	2024	2023	2022
Balance at the beginning of the year		1,626	2,129	1,539
Interest — unwinding of amortised cost	5.2	188	236	165
(Gain)/loss on revised estimated cash flows[1]	7	(1,046)	(548)	650
Payments made		(38)	(191)	(225)
Balance at end of the year		730	1,626	2,129
1The gain on revised estimated cash flow in 2024 is primarily as a result of a decrease in the estimated future net cash flows over the life-of-mine as a result of the decrease in the long term 4E PGM basket price
Keliber dividend obligation
During April 2023, Sibanye-Stillwater (through its wholly-owned subsidiary, Keliber Lithium Proprietary Limited) signed a revised shareholders'
agreement with the Finnish Minerals Group, which resulted in a contractual obligation to declare dividends amounting to 40% of the free cash flow of Keliber. A dividend obligation was recognised for the NCI of Keliber on the effective date of the agreement (25 April 2023) at
R792 million, with a corresponding reduction in NCI (see note 27.1 for other NCI changes). The Group's attributable portion of the dividend obligation eliminates on consolidation. The dividend obligation is a financial liability and was initially measured at fair value less any directly attributable costs, and subsequently measured at amortised cost.
At 31 December 2024 the following assumptions were applied in measuring the Keliber dividend obligation:

		2024	2023	2022
Average lithium hydroxide price	US$/t	18,640	22,933	—
Real discount rate	%	9.83	9.83	—
Inflation rate	%	2.5	2.5	—
Life-of-mine	years	23	24	0
The following table summarises the changes in the Keliber dividend obligation:

Figures in million – SA rand	Note	2024	2023	2022
Balance at the beginning of the year		1,147	—	—
Initial recognition of the Keliber dividend obligation		—	792	—
(Gain)/loss on revised estimated cash flows[1]	7	(811)	287	—
Interest — unwinding of amortised cost		109	52	—
Foreign currency translation reserve		(57)	16	—
Balance at end of the year		388	1,147	—
1The gain on revised estimated cash flow for the year ended 31 December 2024 is primarily as a result of a decrease in the long term lithium hydroxide price
Metals borrowings liability
The metals borrowings liability relates to precious metals that are borrowed and repaid under a consignment arrangement with a financial institution for working capital cash management purposes, and was acquired by the Group as part of the acquisition of Reldan (see note
16.1). The precious metal traded are gold, silver, platinum and palladium, and transactions with the lender are recorded at the daily market prices on the day the metals are traded. Settlement of transactions is usually within two to three business days after the trade date. The liability is measured at fair value according to the market borrowing position, with fair value movements recognised in profit or loss.
The following table summarises the changes in the metals borrowings liability:

Figures in million – SA rand	Note	2024	2023	2022
Balance at the beginning of the year		—	—	—
Initial recognition on acquisition of subsidiary	16.1	956	—	—
Cash advances received		4,337	—	—
Settlements through delivery of metals		(4,308)	—	—
Gain on commodity price movements		(136)	—	—
Foreign currency translation reserve		6	—	—
Balance at end of the year		855	—	—
Deferred/contingent payments made
The table below summarises the cash deferred/contingent payments made during the year on the obligations set out above:

Figures in million – SA rand	2024	2023	2022
Deferred payment (Rustenburg operation)	—	3,607	4,441
Deferred/contingent consideration (Pandora acquisition)	44	126	178
Contingent consideration (Kroondal acquisition)	292	—	—
Contingent consideration (SFA (Oxford) acquisition)	—	—	111
Total cash payments made	336	3,733	4,730
Payments in excess of the original fair value (operating cash flows)	44	3,733	4,545
Payments up to initial fair value (investing cash flows)	292	—	185
Fair value of other receivables and other payables
Due to the approaches applied in calculating the carrying values as described above, the fair values approximate the respective carrying values, except for the Marikana dividend obligation and the Keliber dividend obligation. At 31 December 2024, the fair values (level 3) of the Marikana dividend obligation and the Keliber dividend obligation amounted to R559 million (2023: R1,257 million) and R532 million
(2023: R1,434 million), respectively. The fair values at 31 December 2024 were calculated by applying a market-related discount rate to expected future cash flows available for dividends. At 31 December 2022, the Marikana dividend obligation's carrying value approximated fair value (see note 36.1).
Market risk
The deferred/contingent consideration relating to Pandora (up to 31 December 2023), Kroondal contingent consideration (up to 31
December 2023) and the Marikana dividend obligation are sensitive to changes in the 4E basket price. A one percentage point increase in the 4E basket price would have impacted profit/loss before tax by R34 million (2023: R70 million, 2022: R52 million). The Keliber dividend obligation is sensitive to changes in the lithium hydroxide price. A one percentage point increase in the lithium hydroxide price would have impacted profit/loss before tax by R26 million (2023: R27 million).
Credit risk
The carrying value of the other receivables represents the maximum credit risk exposure of the Group in relation to these receivables. The
Group has reduced its exposure to credit risk by dealing with a limited number of approved counterparties (see note 36.2).